SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): December 7, 2000


                            Tri-County Bancorp, Inc.
             (Exact name of Registrant as specified in its Charter)


Wyoming                                   0-22220             83-304855
(State or other  jurisdiction of       (SEC File No.)     (IRS Identification
Employer incorporation)                                    Number)


2201 Main Street, Torrington, Wyoming                             82240
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:         (307) 532-2111


                                       N/A
         (Former name or former address, if changed since last Report)


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                            Tri-County Bancorp, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events

On December 7, 2000, Tri-County Bancorp, Inc., Torrington, Wyoming ("Tri-County") entered into a letter of intent with Platte Valley Financial Services Companies, Inc., Scottsbluff, Nebraska ("Platte Valley") whereby Platte Valley is to acquire all of the outstanding stock of Tri-County ("Acquisition") for $12.60 a share.

The Acquisition is subject to a number of conditions, including successful due diligence by Platte Valley. A copy of a press release issued December 7, 2000 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statement, Pro Forma financial Information and Exhibits

Exhibit 2.1     Letter of Intent

Exhibit 99      Press Release Concerning Letter of Intent dated December 7, 2000


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Tri-County Bancorp Inc.


Date: December 11, 2000            By:  /s/ Robert L. Savage
     -------------------                President and Chief Executive Officer